UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2004


                                RAMP CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-24768                     84-1123311
          --------                   -------                     ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File No.)                Identification No.)


33 Maiden Lane, New York, NY                                           10038
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (212) 440-1500


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of September 8, 2004, Mitchell M. Cohen resigned as the Chief Financial Officer, Executive Vice President and Secretary of Ramp Corporation (the "Company"). Mr. Cohen's resignation was not the result of any disagreement with the Company or its current management on any matter relating to the Company's operations, policies or practices. The Company is currently conducting a search for a suitable candidate to replace Mr. Cohen.


                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 13, 2004

                                 RAMP CORPORATION


                                     By: /s/ Andrew Brown
                                         ---------------------------------------
                                         Andrew Brown
                                         Chief Executive Officer and President